Exhibit 99.1

Benefitfocus, Inc.
843-284-1052 ext. 3527 pr@benefitfocus.com
Investor Relations:
ICR for Benefitfocus, Inc.
Brian Denyeau
646-277-1251 brian.denyeau@icrinc.com

Benefitfocus Announces Second Quarter 2015 Financial Results

Total revenue of $42.7 million grew 32% year-over-year

Added 94 net new large employer customers

Charleston, S.C. – August 3, 2015 – Benefitfocus, Inc. (NASDAQ: BNFT), a leading provider of cloud-based benefits software solutions, today announced its second quarter 2015 financial results.

“Benefitfocus reported strong second quarter financial results that exceeded the high end of our guidance on both the top and bottom line,” said Shawn Jenkins, Chief Executive Officer of Benefitfocus. “We saw tremendous demand for our cloud-based platform in what is traditionally the most active quarter in the benefits market, highlighted by a record 94 net new large employer customers.”

Jenkins added, “We also had exciting early success with our recently introduced new offerings for the employer market, including BenefitStore and Advanced Analytics, as well as our partnership with SAP. Our expanding product portfolio and distribution reach are helping to further solidify our strong leadership position in the cloud-based benefits administration market. We believe we are well positioned to continue to drive strong growth, improve profitability and generate significant value for our shareholders over time.”

Second Quarter 2015 Financial Highlights

Revenue

•	Total revenue was $42.7 million, an increase of 32% compared to the second quarter of 2014.

•	Software revenue was $38.1 million, an increase of 28% compared to the second quarter of 2014.

•	Professional services revenue was $4.6 million, an increase of 82% compared to the second quarter of 2014.

•	Employer revenue was $20.8 million, an increase of 45% compared to the second quarter of 2014.

•	Insurance carrier revenue was $21.9 million, an increase of 22% compared to the second quarter of 2014.

Non-GAAP Net Loss and Adjusted EBITDA

•	Non-GAAP net loss was ($15.3) million, compared to ($16.3) million in the second quarter of 2014. Non-GAAP net loss per diluted share was ($0.53), based on 28.6 million basic and diluted weighted average common shares outstanding, compared to ($0.65) for the second quarter of 2014, based on 25.2 million basic and diluted weighted average common shares outstanding.

•	Adjusted EBITDA was ($10.7) million, compared to ($13.5) million in the second quarter of 2014.

•	See important disclosures about non-GAAP measures, and a reconciliation of them to GAAP, below.

Balance Sheet and Cash Flow

•	Cash, cash equivalents and marketable securities at June 30, 2015 totaled $88.5 million, compared to $107.4 million at the end of the first quarter of 2015.

Second Quarter and Recent Business Highlights

•	Ended the quarter with 662 large employer customers, up from 488 at the end of the year ago period and 568 at the end of the first quarter of 2015, and 52 insurance carrier customers, up from 43 at the end of the year ago period and consistent with the end of the first quarter of 2015.

•	New employer customer relationships added during the quarter include American Eagle, Arctic Slope Regional Corporation, Biaggi’s Ristorante Italianio, Credit Suisse Securities, Education Corporation of America, Gate Petroleum, Jim Beam Brands, Smashburger, and The University of Dayton, among others.

•	Announced the launch of the summer software release, which included more than 400 new features and enhancements. Among the updates in this release are an enhanced benefits participation widget, additional user metrics, and new options to quickly filter, download, delete and share automated reports.

•	Introduced a new online customer engagement portal, BENEFITFOCUS® One Place 365, as part of the summer software release. One Place 365 provides benefits management and software solutions professionals with a secure channel to align and manage their account information, share documents, connect with support teams, and access new software updates.

•	To complement the new One Place 365 portal, Benefitfocus launched One Place Local, a series of events held around the country that allows customers to establish peer-to-peer networks and provide them with a source of best practices, software training and industry discussions. Since the launch, Benefitfocus has visited Seattle and Atlanta with scheduled visits in New York, Boston, and Philadelphia over the next several months.

Business Outlook

Based on information available as of August 3, 2015, Benefitfocus is providing guidance for the third quarter and updating full year 2015 as indicated below.

Third Quarter 2015:

•	Total revenue is expected to be in the range of $42.9 million to $43.4 million.

•	Non-GAAP net loss is expected to be in the range of ($15.7) million to ($15.2) million, or ($0.55) to ($0.53) per share, based on 28.7 million basic and diluted weighted average common shares outstanding.

•	Adjusted EBITDA is expected to be in the range of ($10.6) million to ($10.1) million.

Full Year 2015:

•	Total revenue is expected to be in the range of $174.5 million to $176.5 million.

•	Non-GAAP net loss is expected to be in the range of ($56.5) million to ($54.5) million, or ($2.00) to ($1.93) per share, based on 28.2 million basic and diluted weighted average common shares outstanding.

•	Adjusted EBITDA is expected to be in the range of ($37.0) million to ($35.0) million.

Conference Call Details:

In conjunction with this announcement, Benefitfocus will host a conference call today, August 3, 2015 at 5:00 p.m. Eastern Time to discuss the company’s financial results. To access this call, dial (855) 233-6991 (domestic) or (317) 586-4497 (international) with conference ID 88817734. A live webcast, as well as the replay, of the conference call will be available on the Investor Relations page of the company’s website at http://investor.benefitfocus.com/. A replay of this conference call can also be accessed by dialing (855) 859-2056 (domestic) or (404) 537-3406 (international) until August 10, 2015.

About Benefitfocus

Benefitfocus, Inc. (NASDAQ: BNFT) is a leading provider of cloud-based benefits software solutions for consumers, employers, insurance carriers and brokers. Benefitfocus has served more than 25 million consumers on its platform that consists of an integrated portfolio of products and services enabling clients to more efficiently shop, enroll, manage and exchange benefits information. With a user-friendly interface and consumer-centric design, the Benefitfocus Platform provides one place for consumers to access all their benefits. Benefitfocus solutions support the administration of all types of benefits including core medical, dental and other voluntary benefits plans as well as wellness programs. For more information, visit www.benefitfocus.com.

Non-GAAP Financial Measures

The company uses certain non-GAAP financial measures in this release, including non-GAAP gross profit, operating loss, net loss, net loss per common share and adjusted EBITDA. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance or financial position, that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP.

Non-GAAP gross profit, operating loss, net loss and net loss per share exclude stock-based compensation expenses and amortization of acquisition-related intangible assets. We define adjusted EBITDA as net loss before net interest, taxes, and depreciation and amortization expense, adjusted to eliminate stock-based compensation expense and expense related to the impairment of goodwill and intangible assets. Please note that other companies might define their non-GAAP financial measures differently than we do.

Management presents certain non-GAAP financial measures in this release because it considers them to be important supplemental measures of performance. Management uses these non-GAAP financial measures for planning purposes, including analysis of the company’s performance against prior periods, the preparation of operating budgets and to determine appropriate levels of operating and capital investments. Management believes that these non-GAAP financial measures provide additional insight for analysts and investors in evaluating the company’s financial and operational performance. Management also intends to provide these non-GAAP financial measures as part of the company’s future earnings discussions and, therefore, the inclusion of the non-GAAP financial measures should provide consistency in the company’s financial reporting.

Non-GAAP financial measures have limitations as an analytical tool. Investors are encouraged to review the reconciliation of the non-GAAP measures to their most directly comparable GAAP measures provided in this release, including in the accompanying tables.

Safe Harbor Statement

Except for historical information, all of the statements, expectations, and assumptions contained in this press release are forward-looking statements. Actual results might differ materially from those explicit or implicit in the forward-looking statements. Important factors that could cause actual results to differ materially include: fluctuations in our financial results; general economic risks; the immature and volatile market for our products and services; the need to innovate and provide useful products and services; risks related to changing healthcare and other applicable regulations; our ability to compete effectively; our ability to maintain our culture and recruit and retain qualified personnel; privacy, security and other risks associated with our business; and the other risk factors set forth from time to time in our SEC filings, copies of which are available free of charge within the Investor Relations section of the Benefitfocus website at http://investor.benefitfocus.com/sec.cfm or upon request from our Investor Relations Department. Benefitfocus assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

Source: Benefitfocus, Inc.

Benefitfocus, Inc.

Unaudited Consolidated Statements of Operations and Comprehensive Loss

(in thousands, except share and per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
Revenue	$42,708	$32,337	$85,377	$63,033
Cost of revenue (1)(2)	23,640	21,037	46,103	40,263

Gross profit	19,068	11,300	39,274	22,770
Operating expenses:(1)(2)
Sales and marketing	15,804	14,067	31,279	25,054
Research and development	13,271	10,372	25,048	19,150
General and administrative	6,393	4,272	11,804	7,801

Total operating expenses	35,468	28,711	68,131	52,005

Loss from operations	(16,400)	(17,411)	(28,857)	(29,235)
Other income (expense):
Interest income	56	24	74	50
Interest expense on building lease financing obligations	(1,730)	(648)	(3,644)	(1,107)
Interest expense on other borrowings	(210)	(149)	(490)	(278)
Other income (expense)	5	(1)	4	(3)

Total other expense, net	(1,879)	(774)	(4,056)	(1,338)

Loss before income taxes	(18,279)	(18,185)	(32,913)	(30,573)
Income tax expense	5	15	20	29

Net loss	$(18,284)	$(18,200)	$(32,933)	$(30,602)

Comprehensive loss	$(18,284)	$(18,200)	$(32,933)	$(30,602)

Net loss per common share:
Basic and diluted	$(0.64)	$(0.72)	$(1.19)	$(1.23)

Weighted-average common shares outstanding:
Basic and diluted	28,633,992	25,200,093	27,694,935	24,872,545

(1) Stock-based compensation included in above line items:
Cost of revenue	$434	$213	$754	$292
Sales and marketing	713	371	1,036	535
Research and development	613	366	1,052	515
General and administrative	1,021	401	1,775	549

(2) Amortization of acquired intangible assets included in above line items:
Cost of revenue	$59	$59	$117	$117
Sales and marketing	6	6	13	13
Research and development	9	10	19	19
General and administrative	2	2	4	4

Benefitfocus, Inc.

Unaudited Consolidated Balance Sheets

(in thousands, except share and per share data)

	As of June 30, 2015	As of December 31, 2014
Assets
Current assets:
Cash and cash equivalents	$40,424	$51,074
Marketable securities	48,091	5,135
Accounts receivable, net	20,322	21,311
Accounts receivable, related party	1,603	—
Prepaid expenses and other current assets	5,765	4,242

Total current assets	116,205	81,762
Property and equipment, net	54,060	54,021
Intangible assets, net	798	951
Goodwill	1,634	1,634
Other non-current assets	1,507	1,650

Total assets	$174,204	$140,018

Liabilities and stockholders’ equity (deficit)
Current liabilities:
Accounts payable	$6,835	$5,589
Accrued expenses	7,332	9,171
Accrued compensation and benefits	19,242	17,374
Deferred revenue, current portion	31,446	20,384
Financing and capital lease obligations, current portion	4,142	4,197

Total current liabilities	68,997	56,715

Deferred revenue, net of current portion	62,776	74,126
Revolving line of credit, net of current portion	5,246	17,657
Financing and capital lease obligations, net of current portion	31,257	32,240
Other non-current liabilities	2,292	2,103

Total liabilities	170,568	182,841

Commitments and contingencies
Stockholders’ equity (deficit):
Preferred stock, par value $0.001, 5,000,000 shares authorized, no shares issued and outstanding at June 30, 2015 and December 31, 2014	—	—
Common stock, par value $0.001, 50,000,000 shares authorized, 28,723,308 and 25,608,937 shares issued and outstanding at June 30, 2015 and December 31, 2014, respectively	29	26
Additional paid-in capital	302,798	223,409
Accumulated deficit	(299,191)	(266,258)

Total stockholders’ equity (deficit)	3,636	(42,823)

Total liabilities and stockholders’ equity (deficit)	$174,204	$140,018

Benefitfocus, Inc.

Unaudited Consolidated Statements of Cash Flows

(in thousands)

	Six Months Ended June 30,
	2015	2014
Cash flows from operating activities
Net loss	$(32,933)	$(30,602)
Adjustments to reconcile net loss to net cash and cash equivalents used in operating activities:
Depreciation and amortization	5,726	5,000
Stock-based compensation expense	4,617	1,891
Change in fair value and accretion of warrant	—	446
Interest accrual on financing obligation	3,644	1,107
Loss on disposal or impairment of property and equipment	8	5
Changes in operating assets and liabilities:
Accounts receivable, net	(614)	2,301
Accrued interest on short-term investments	88	93
Prepaid expenses and other current assets	(1,523)	(368)
Other non-current assets	711	293
Accounts payable	1,427	(2,055)
Accrued expenses	648	125
Accrued compensation and benefits	1,868	4,900
Deferred revenue	(495)	8,977
Other non-current liabilities	189	662

Net cash and cash equivalents used in operating activities	(16,639)	(7,225)

Cash flows from investing activities
Purchases of short-term investments held to maturity	(51,111)	(12,959)
Proceeds from maturity of short-term investments held to maturity	8,067	9,566
Purchases of property and equipment	(8,054)	(3,730)

Net cash and cash equivalents used in investing activities	(51,098)	(7,123)

Cash flows from financing activities
Draws on revolving line of credit	22,492	7,000
Payments on revolving line of credit	(34,903)	—
Proceeds from exercises of stock options	1,318	2,244
Proceeds from issuance of common stock and warrant, net of issuance costs	74,538	—
Payments of deferred financing costs and debt issuance costs	(566)	—
Remittance of taxes upon vesting of restricted stock units	(874)	—
Payments on financing and capital lease obligations	(4,918)	(5,316)

Net cash and cash equivalents provided by financing activities	57,087	3,928

Net decrease in cash and cash equivalents	(10,650)	(10,420)
Cash and cash equivalents, beginning of period	51,074	65,645

Cash and cash equivalents, end of period	$40,424	$55,225

Benefitfocus, Inc.

Reconciliation of GAAP to Non-GAAP Measures

(unaudited, in thousands except share and per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
Reconciliation from Gross Profit to Non-GAAP Gross Profit:
Gross profit	$19,068	$11,300	$39,274	$22,770
Amortization of acquired intangible assets	59	59	117	117
Stock-based compensation expense	434	213	754	292

Total net adjustments	493	272	871	409

Non-GAAP gross profit	$19,561	$11,572	$40,145	$23,179

Reconciliation from Operating Loss to Non-GAAP Operating Loss:
Operating loss	$(16,400)	$(17,411)	$(28,857)	$(29,235)
Amortization of acquired intangible assets	76	77	153	153
Stock-based compensation expense	2,781	1,351	4,617	1,891
Offering costs expensed	136	424	136	424

Total net adjustments	2,993	1,852	4,906	2,468

Non-GAAP operating loss	$(13,407)	$(15,559)	$(23,951)	$(26,767)

Reconciliation from Net Loss to Adjusted EBITDA:
Net loss	$(18,284)	$(18,200)	$(32,933)	$(30,602)
Depreciation	2,156	1,712	4,226	3,384
Amortization of software development costs	671	767	1,347	1,463
Amortization of acquired intangible assets	76	77	153	153
Interest income	(56)	(24)	(74)	(50)
Interest expense on building lease financing obligations	1,730	648	3,644	1,107
Interest expense on other borrowings	210	149	490	278
Income tax (benefit) expense	5	15	20	29
Stock-based compensation expense	2,781	1,351	4,617	1,891

Total net adjustments	7,573	4,695	14,423	8,255

Adjusted EBITDA	$(10,711)	$(13,505)	$(18,510)	$(22,347)

Reconciliation from Net Loss to Non-GAAP Net Loss:
Net loss	$(18,284)	$(18,200)	$(32,933)	$(30,602)
Amortization of acquired intangible assets	76	77	153	153
Stock-based compensation expense	2,781	1,351	4,617	1,891
Offering costs expensed	136	424	136	424

Total net adjustments	2,993	1,852	4,906	2,468

Non-GAAP net loss	$(15,291)	$(16,348)	$(28,027)	$(28,134)

Calculation of Non-GAAP Earnings Per Share:
Non-GAAP net loss	$(15,291)	$(16,348)	$(28,027)	$(28,134)

Weighted average shares outstanding - basic and diluted	28,633,992	25,200,093	27,694,935	24,872,585

Shares used in computing non-GAAP net loss per share - basic and diluted	28,633,992	25,200,093	27,694,935	24,872,585

Non-GAAP net loss per common share - basic and diluted	$(0.53)	$(0.65)	$(1.01)	$(1.13)